UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 5, 2026 (December 19, 2025)

American Drive Acquisition Company

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43016	98-1873976
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Connecticut Ave NW, Suite 500

Washington, D.C. 20036 (Address of Principal Executive Offices) (Zip Code)

(248) 890-7200 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ADACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	ADAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ADACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2025. The amendment is being filed to correct exhibit 99.1 to add a signature to WithumSmith+Brown, PC’s audit opinion.

Item 8.01. Other Events.

On December 19, 2025, American Drive Acquisition Company (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares), and one-third of one redeemable warrant of the Company (each warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

On December 19, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,000,000 private placement warrants (the “Private Placement Warrants”) to Petit Monts LLC, the Company’s sponsor (the “Sponsor”) and Cantor Fitzgerald & Co. (“Cantor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000.

A total of $230,000,000 out of the proceeds from the IPO and the sales of the Private Placement Warrants was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 19, 2025 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet as of December 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DRIVE ACQUISITION COMPANY

By:	/s/ Anthony Eisenberg
	Name:	Anthony Eisenberg
	Title:	Chief Executive Officer

Dated: January 5, 2026

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